EXHIBIT 13.1

Certification of Chief Executive Officer pursuant to

Title 18, United States Code, Section 1350, as adopted pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

I, Catalin Chiloflischi, Chief Executive Officer of Canarc Resource Corp. ("Canarc"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1.	The Annual Report on Form 20-F of Canarc Resource Corp. for the year ended December 31, 2015 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Canarc.

/s/ Catalin Chiloflischi
Vancouver, Canada April 27, 2016	Catalin Chiloflischi Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Canarc and will be retained by Canarc and furnished to the Securities and Exchange Commission or its staff upon request.